AGREEMENT FOR TRANSFER OF
                          LIMITED PARTNERSHIP INTEREST


         THIS AGREEMENT FOR TRANSFER OF LIMITED PARTNERSHIP INTEREST is entered into to be effective as of August 29, 1997, by and between ILX Incorporated, an Arizona corporation ("ILX") and Alan R. Mishkin, husband of Carol Mishkin, dealing with his sole and separate property, ("Mishkin").

RECITALS:

         A. Mishkin desires to sell to ILX, and ILX desires to purchase from Mishkin, all of his Class B Limited Partnership Interest (the "LAP Interest") in Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("LAP"), subject to the terms and conditions set forth in this Agreement.

         B. The parties desire that the transfer of the LAP Interest be effective as of January 1, 1997 (the "Effective Date").

AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         1. Transfer of LAP Interest. Mishkin hereby sells to ILX and ILX hereby purchases from Mishkin, all of Mishkin's right, title and interest in, to, and under the LAP Interest, including without limitation all distributions payable in respect of, and allocations attributable to, the LAP Interest from and after the Effective Date.

         2. Consideration. In consideration for Mishkin's transfer of the LAP Interest, ILX shall, upon Closing (as defined herein):

                  a. Pay to Mishkin Seven Hundred Twenty Thousand Dollars ($720,000.00);

                  b. Execute and deliver to Mishkin a secured promissory note (the "Note") in the form attached as Exhibit A, in the original principal amount of Six Hundred Seventy Five Thousand Dollars ($675,000.00);

                  c. Issue to Mishkin One Hundred Thousand (100,000) shares of common stock of ILX, (the "ILX Shares").

         3. Intent of LAP Transfer. Mishkin represents that the LAP Interest constitutes all of his ownership interest in LAP and in the properties owned by LAP. To the extent that, as of the Closing, Mishkin owns any other interest in any such other properties, such interest shall be deemed transferred by this Agreement except as otherwise agreed by the parties in writing. At the request of ILX, Mishkin shall execute any additional documents to effect any intended transfer not made by this Agreement or any document executed in connection herewith.

         4. Closing; Manner of Transfer. The "Closing" of the transactions contemplated hereby shall be held within five (5) days after notice to Mishkin by ILX setting forth the exact time and place of Closing, and in any event within thirty (30) days from the date of this Agreement. At the Closing, ILX shall make the payments and deliver the documents referenced in this Agreement, and Mishkin shall deliver the documents referenced in this Agreement, including an assignment of the LAP Interest, in each case in a form satisfactory to all parties.

         5. Security Agreement. As security for the performance of ILX's obligations under the Note, ILX shall grant to Mishkin a security interest in the LAP Interest, evidenced by a security agreement in mutually satisfactory form.

         6. Valuation of ILX Shares. Having considered the price per share of the ILX Shares as of the date of this Agreement, together with other pertinent factors, the parties hereby agree that as of the date of this Agreement the value of the ILX Shares being transferred by ILX to Mishkin is One Hundred
Twenty-five Thousand Dollars ($125,000), or One Dollar Twenty- five cents ($1.25) per share. Each party shall prepare its federal, state and local tax returns in a manner consistent with the valuation set forth in this Agreement.

         7. Representations and Warranties of Mishkin. Mishkin represents and warrants to ILX as follows, as of the Effective Date and as of the Closing hereunder:

                  7.1 Ownership of LAP Interest. Mishkin has good and marketable title to the LAP Interest free of any lien, security interest, lease, or encumbrance whatsoever. Upon delivery of appropriate instruments evidencing transfer of the LAP Interest, ILX will own all right, title and interest in and to the LAP Interest free and clear of any liens, encumbrances, equities or claims.

                  7.2 Capacity. Mishkin has full power and authority to enter into this Agreement and to carry out his obligations hereunder. This Agreement constitutes a valid and legally binding obligation of Mishkin. Mishkin has no legal obligation, absolute or contingent, to any person or firm to sell all or any portion of the LAP Interest or with respect to the LAP Interest to effect any merger, consolidation or other reorganization or to enter into any agreement with respect thereto. To Mishkin's actual knowledge (as hereinafter defined), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by Mishkin with any of the provisions hereof will (i) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice or the lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon the LAP Interest, under any term, condition or provision of any agreement or other instrument or obligation to which Mishkin is bound, or by which the LAP Interest or LAP is bound or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Mishkin or LAP.

                  7.3 No Breach of Statute, Decree or Order. To Mishkin's actual knowledge no material claim, action or proceeding is pending or threatened against Mishkin with respect to a default under, or a violation or breach in any material respect of, any applicable statute, law, ordinance, decree, order, rule or regulation of any governmental body, nor, to Mishkin's actual knowledge (as hereinafter defined), is there any basis for such a claim, action or proceeding. To Mishkin's actual knowledge (as hereinafter defined) the consummation of this Agreement and the sale of the LAP Interest contemplated hereby will not constitute or result in any such default, breach or violation.

                  7.4 Litigation. To Mishkin's actual knowledge (as hereinafter defined) there is no material suit, claim, action, proceeding or governmental investigation now pending or threatened against Mishkin ("Mishkin Third Party Litigation"), nor to Mishkin's actual knowledge (as hereafter defined) is there any condition or set of facts which could give rise to any material Mishkin Third Party Litigation before any court, administrative or regulatory body or governmental agency, concerning or affecting any of the transactions contemplated by this Agreement. To Mishkin's actual knowledge (as hereinafter defined), there is no decree, injunction or order of any court or governmental department or agency outstanding against Mishkin relating to his ability to transfer the LAP Interest.

                  7.5 Incorporation of Other Representations and Warranties. Any representation, warranty or covenant set forth in any instrument transferring any of the LAP Interest pursuant to this Agreement is incorporated herein by this reference and made part hereof.

                  7.6 Survival. All representations, warranties and covenants made by Mishkin in this Agreement are true and correct in all material respects as of the Effective Date and as of the Closing, and shall survive the Closing of the transactions contemplated hereby.

                  7.7 Definition of "Actual Knowledge". As used in this Section 7, "actual knowledge" means knowledge as of the date of this Agreement irrespective of any inquiry or investigation into matters that may have been known or should have been known prior to the date of this Agreement.

         8. Representations and Warranties of ILX. ILX as to its assets and activities, represents and warrants to Mishkin as follows, as of the Effective Date and as of the Closing hereunder:

                  8.1 Capacity. ILX has full power to enter into this Agreement and to carry out its obligations hereunder. This Agreement constitutes a valid and legally binding obligation of ILX. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by ILX with any of the provisions hereof will violate any order, writ, injunction, decree, statute, rule or regulation applicable to ILX.

                  8.2 No Breach of Statute, Decree or Order. To the actual knowledge of ILX (as hereinafter defined), no claim, action or proceeding is pending or threatened against ILX with respect to a default under, or a violation or breach in any material respect of, any applicable statute, law, ordinance, decree, order, rule or regulation of any governmental body, nor, to the actual knowledge of ILX (as defined herein), is there any basis for such a claim, action or proceeding. To ILX's actual knowledge (as hereinafter defined), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by ILX with any of the provisions hereof will (i) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice or the lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon the ILX Shares, under any term, condition or provision of any agreement or other instrument or obligation to which ILX is bound, or by which the ILX Shares or ILX is bound or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to ILX.

                  8.3 Litigation. To the actual knowledge of ILX (as hereinafter defined), there is no material suit, claim, action, proceeding or governmental investigation now pending or, threatened against ILX ("ILX Third Party Litigation") before any court, administrative or regulatory body or governmental agency, (i) arising out of or relating to any aspect of the business, or any of the properties, of ILX or (ii) concerning or affecting any of the transactions contemplated by this Agreement.

                  8.4 Survival. All representations, warranties and covenants made by ILX in this Agreement are true and correct in all material respects as of the Effective Date and as of the Closing, and shall survive the Closing of the transactions contemplated hereby.

                  8.5 No Additional Warranties. ILX has made no representations or warranties except as expressly set forth in this Agreement and Mishkin acknowledges that he is relying on no representations or warranties of ILX other than those expressly set forth herein.

                  8.6 Definition of "Actual Knowledge". As used in this Section 8, "actual knowledge" means knowledge as of the date of this Agreement of the officer executing this Agreement on behalf of ILX, irrespective of any inquiry or investigation into matters that may have been known or should have been known prior to the date of this Agreement.

         9. Agreements Regarding ILX Shares. With respect to the transfer of the ILX Shares, the parties agree as follows:

                  9.1 Securities Filings. Each party shall be responsible and shall timely file any documents or other items required to be filed with the Securities and Exchange Commission and any state regulatory authority. If a transaction by Mishkin requires any such filing, Mishkin shall notify ILX of the occurrence of the transaction for purposes of permitting ILX to comply with its reporting requirements.

                  9.2 Acknowledgement of Transfer Restrictions. Mishkin acknowledges and understands that the ILX Shares have not been registered under the Securities Act of 1933, as amended, or any applicable federal or state securities laws, that ILX is under no obligation to do so, and that the ILX Shares are restricted securities as defined in Rule 144 of the Securities Act of 1933, as amended (the Securities Act"). Mishkin further understands that any sale or transfer of the ILX Shares must be made in accordance with the Securities Act and any other applicable federal or state securities laws or regulations. As used herein, "transfer" shall mean a sale, exchange, pledge, hypothecation, gift, bequest, collateral assignment, subordination to a security interest, attachment or any other alienation, disposition or encumbrance of all or any part of the ILX Shares. Any attempted transfer in violation of the provisions of this Agreement shall be ineffective and void.

                  9.3 Investment Representation. Mishkin represents to ILX that he is acquiring the ILX Shares pursuant to this Agreement for investment purposes only, and without the intention to distribute or otherwise transfer all or any portion of the ILX Shares. The ILX Shares are being offered and issued by the Company in reliance upon the exemptions available pursuant to the Securities Act and applicable state securities acts. Mishkin has been fully informed as to the circumstances under which he is required to take and hold such ILX Shares, pursuant to the requirements of the Securities Act, the rules and regulations thereunder, and the applicable state securities laws. Mishkin has consulted with his own counsel as to applicable limitations upon the resale of the ILX Shares, and has not relied upon ILX to explain such limitations. An appropriate "stop transfer" will be noted in the Company's records, and each certificate or other instrument evidencing the ILX Shares shall bear a legend in recognition of the foregoing.

                  9.4 Mishkin's Due Diligence. Mishkin represents and warrants that he has been provided with access and the opportunity to obtain information concerning the ILX Shares and the business of ILX, including ILX's public filings, to address the principal officers of ILX with any and all questions about LAP, including its financial position, and to evaluate the merits and risks of an investment in ILX and of holding the ILX Shares. Mishkin further represents and warrants that any questions raised by Mishkin concerning ILX or the ILX Shares other than questions arising from ILX's representations and warranties have been answered to the satisfaction of Mishkin.

                  9.5 Co-operation in Transfer.  Subject in all instances to the
Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable federal and state securities laws and regulations, ILX agrees to reasonably co-operate with Mishkin in any transfer or proposed transfer by Mishkin of the ILX Shares under Rule 144 of the Securities Act.

         10. Condition Precedent. As a condition precedent to ILX's obligations to purchase the LAP Interest from Mishkin and to perform any of its obligations under this Agreement, ILX shall consummate a financing transaction with Bank One Arizona, N.A. for a loan to ILX of not less than $700,000.00, on terms acceptable to ILX in its sole discretion. Mishkin agrees to cooperate with ILX, including in his capacity as a limited partner of LAP, to facilitate the above described loan.

         11. Mutual Releases. As part of the consideration for the execution and performance by both parties of this Agreement, effective as of the Closing:

                  (a) ILX and Mishkin (including Carol Mishkin), for themselves and their respective affiliated entities, successors, subsidiaries, agents, employees, representatives, and assigns do hereby fully release and forever discharge each other and their heirs, successors, devisees, agents, independent contractors, employees, attorneys, shareholders, officers, directors, subsidiaries, representatives and assigns, of and from any and all liability, obligations, claims and causes of action, known or unknown, which either of them may now have or may hereafter have, growing out of or connected in any way with any agreement, fact or event occurring prior to the date of this Agreement, except for the obligations of the parties undertaken in this Agreement and in the Note, the Security Agreement, the Assignment, the Assignment and Transfer Agreement, and other documents executed in connection with this Agreement.

                  (b) Each party represents and warrants to the other that it has not assigned or otherwise transferred any rights or claims that, but for such transfer, would be subject to the foregoing release.

         12. Miscellaneous

                  12.1 No Broker. Each party represents and warrants to the other that no person has acted in the capacity of broker or finder on their behalf to bring about the negotiation or consummation of this Agreement. Each party shall indemnify and hold harmless each other against every claim or liability asserted against any of them by any person acting or claiming to act as a broker or finder on behalf of each other.

                  12.2 Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person or sent by facsimile or by registered mail, postage prepaid, addressed to the appropriate party as follows:

                  In the case of Mishkin:

                           Alan R. Mishkin
                           P.O. Box 44337
                           Phoenix, AZ  85064-4337
                           Fax (602) 954-9851

                  With a copy to:

                           Richard F. Ross, Esq.
                           Squire, Sanders & Dempsey
                           40 North Central, Suite 2700
                           Phoenix, AZ 85004-4440
                           Fax (602) 253-8129

                  In the case of ILX:

                           ILX Incorporated
                           2111 East Highland, Suite 210
                           Phoenix, AZ 85016
                           Attention: Joseph P. Martori, Chairman
                           Fax (602) 957-2780

                  With a copy to:

                           Anthony A. Bonacci, Esq.
                           Colombo & Bonacci, P.C.
                           2525 East Camelback Road, Suite 840
                           Phoenix, Arizona 85016
                           Fax (602) 956-3322

or such substituted address as any party (or other party to whom a copy is to be sent) shall have given notice to the other in writing. Such notice shall be deemed given the earlier of (i) upon delivery if delivered, (ii) upon confirmation of facsimile transmission if sent by facsimile, or (iii) the day after deposit in the U.S. mail if given by mail.

                  11.3 Amendment. This Agreement may be amended or modified in whole or in part only by an agreement in writing executed in the same manner as this Agreement and making specific reference hereto.

                  12.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one instrument.

                  12.5 Binding on Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors, assigns, executors and personal representatives.

                  12.6 Severability. If any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby; provided, however, that to the extent permitted by applicable law, any invalid, illegal or nonenforceable provision may be considered for the purpose of determining the intent of the parties in connection with the other provisions of this Agreement.

                  12.7 Waivers.  The parties may,  solely by written  agreement,
(a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracy in any of the representations contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance with, or modify, any covenant or condition contained in this Agreement, and (d) waive or modify performance of any of the obligations of any of the parties hereto; provided, that no such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall operate as a waiver of, or an estoppel with respect to, any subsequent or other matter or failure.

                  12.8 Headings. The headings of the Articles and Sections of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties.

                  12.9 Expenses. Except to the extent provided herein to the contrary, each party hereto shall bear its own expenses and no party shall be responsible for any debt, liability or obligation, cost, expense or fee of any nature whatsoever (including, without limitation, any and all legal, accounting and other professional fees and expenses) incurred by any other party in connection with the negotiation, execution or performance of this Agreement.


                  12.10 Attorney's Fees in Dispute. Notwithstanding the foregoing, should either party hereto institute any action or proceeding against the other to enforce any provision hereof, for injunction or for damages by reason of any alleged breach of any provision of this Agreement or for a declaration of such party's rights or obligations hereunder, or any judicial remedy, the prevailing party shall be entitled to receive from the losing party such amount as the court or arbiter may adjudge to be reasonable for attorneys' fees, costs and expenses of the prevailing party. Should relief be awarded to both parties, such attorneys' fees, costs and expenses shall be adjudged against the parties in any manner the court or arbiter shall deem equitable.

                  12.11 Representation by Counsel. Each party acknowledges that it has had the opportunity to consult with, and has consulted with, independent counsel regarding this Agreement and the transactions contemplated hereby, and that the fact that this Agreement or other document or instrument that is part of this transaction was prepared by counsel for any one or more of them shall not affect the interpretation of this Agreement, or such other document or instrument.

                  12.12 Entire Agreement; Law Governing. All prior negotiations and agreements between the parties hereto are superseded by this Agreement, and there is no representation, warranty, understanding or agreement other than those expressly set forth herein or in an Exhibit or Schedule delivered pursuant hereto, except as modified in writing concurrently herewith or subsequent hereto. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Arizona.

                  12.13 Recording Fees and Documentary Taxes. All transfer taxes, documentary fees and other costs relating to the transfer of the ILX Shares shall be paid by ILX.

                  12.14  Announcements.   Mishkin  shall  not  make  any  public
disclosure of the transactions contemplated hereby or in connection herewith without the prior written consent of

ILX. Mishkin acknowledges that ILX will be issuing a press release and filing appropriate documents with the Securities and Exchange Commission regarding the transactions contemplated herein. Any press release to be issued by ILX in respect of the transactions contemplated hereby will first be submitted to Mishkin in a manner constituting notice under this Agreement, and shall be subject to Mishkin's approval, which shall not be unreasonably withheld. If Mishkin does not object to such press release within one (1) business day from the date Mishkin is deemed to have received such press release, the press release will be deemed approved.

                  12.15 Further Assurances. After the Closing hereunder, each of the parties hereto shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and documents and take such action as may be necessary or advisable to carry out its obligations under this Agreement and under any schedule, exhibit, document, agreement, certificate or other instrument delivered pursuant hereto, and with respect to any filing or other documentation required in connection with the LAP Interest.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.

"MISHKIN"                               "ILX"



/s/ Alan R. Mishkin                     By:/s/ Joseph P. Martori, Chairman
--------------------------------           -------------------------------------
Alan R. Mishkin                            Joseph P. Martori, Chairman

ACCEPTED AND APPROVED:

/s/ Carol Mishkin
----------------------------------
Carol Mishkin


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 28th day of August, 1997, by Alan R. Mishkin and Carol Mishkin.


                                            /s/ Laurie Schick
                                            ------------------------------------
                                            Notary Public
My Commission Expires:

7-1-99
----------------------

                                                       OFFICIAL SEAL
                                                       LAURIE SCHICK
                                                Notary Public - State of Arizona
                                                      MARICOPA COUNTY
                                              My Commission Expires July 1, 1999

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 25th day of August, 1997, by Joseph P. Martori, as Chairman of ILX Incorporated, on behalf of the corporation.




                                            /s/ Stephanie D. Castronova
                                            ------------------------------------
                                            Notary Public
My Commission Expires:

March 20, 1998
----------------------